UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 8, 2024

Aircastle Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-32959	98-0444035
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Aircastle Advisor LLC, 201 Tresser Boulevard, Suite 400
Stamford
Connecticut	06901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (203) 504-1020
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective April 8, 2024, Kosuke Takechi resigned as a member of the Board of Directors (the “Board”) of Aircastle Limited (the “Company”).
Effective April 8, 2024, Naoshi Hirose has become a member of the Board of the Company. Mr. Hirose was nominated to the Board by Marubeni Corporation (“Marubeni”) and appointed as Director as set forth in the Company's bylaws.
Mr. Hirose currently holds the position of Managing Executive Officer and serves as the Regional CEO for the Americas, as well as the Regional COO for North & Central Americas at Marubeni, he also holds the role of President and CEO of Marubeni America Corporation. Mr. Hirose joined Marubeni in January 2023 and from April 2023 he held the positions of Managing Executive Officer and Senior Operating Officer for CSO, in which he served as a Member of the Corporate Management Committee, exercising oversight of Marubeni group’s business operations. Prior to joining Marubeni, Mr. Hirose served the Ministry of Economy, Trade, and Industry (“METI”) in Japan for over 35 years, holding key positions, including Vice-Minister for International Affairs.
Mr. Hirose’s academic background includes a bachelor's degree from the Faculty of Law at Tokyo University in Tokyo and a Master’s degree from the Princeton School of Public and International Affairs at Princeton University. With over three decades of such experience, Mr. Hirose contributes a wealth of expertise to the Board, notably in operational management, strategic planning, and financial matters pertinent to the aviation sector.
Mr. Hirose will not receive any compensation from the Company for his service as a director.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIRCASTLE LIMITED (Registrant)

/s/ Christopher L. Beers
Christopher L. Beers
Chief Legal Officer and Secretary
Date: April 8, 2024